UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-156302

(Commission File Number)

26-3062752

(IRS Employer Identification No.)

Commercial Centre, Jolly Harbour

St. Mary’s, Antigua and Barbuda

(Address of principal executive offices and Zip Code)

268-562-9111

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Mr. Chul Woong Lim to the Board

On March 15, 2018, the Board appointed Mr. Chul Woong Lim to be a member of the Board effective immediately. The Company has undertaken to include Mr. Lim as a nominee to the Board on the slate of directors to be elected at the next annual meeting of stockholders of the Company, unless Mr. Lim resigns or is otherwise unable to serve as a director. Certain biographical and other information with respect to Mr. Lim is set forth below.

Biography of Mr. Lim, Director

From 2010 until recently, Mr. Lim, 35, was the Secretary General of the International e-Sports Federation (IeSF) based in Seoul, South Korea where he was responsible for relations with 47 national federations, international sports authorities, and global partners, in addition to organizing and operating the World Championship and other international level esports tournaments. During 2010, Mr. Lim was Deputy Manager of Sports Marketing Team with FIRSONS Inc., a Seoul, South Korea based sports events marketing firm. During 2007, Mr. Lim was International Coordinator at the World Taekwondo Headquarters in Seoul. From 2005 to 2006, Mr. Lim was a Researcher with FITEX Inc., an adventure leisure sports company based in South Korea. Mr. Lim holds a Bachelor of Science degree from the Seoul National University and a Master of Arts degree from the University of Northern Iowa.

Mr. Lim previously served as a Director of the Company from January 29, 2015 to October 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

(Registrant)

By: /s/ Grant Johnson

Grant Johnson

Chief Executive Officer

Dated: March 15, 2018